UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 4, 2012
Date of report (Date of earliest event reported)

       TOOTSIE ROLL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its charter)


        Virginia
(State or Other Jurisdiction of Incorporation)

        001-01361
(Commission File Number)

        22-1318955
(I.R.S. Employer Identification No.)

 7401 South Cicero Avenue, Chicago, Illinois  60629
(Address of Principal Executive Offices)   (Zip Code)

        773-838-3400
(Registrant's Telephone Number, Including Area Code)

        Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [__]  Written communications pursuant to Rule 425 under the Securities Act
              (17 CFR 230.425)

     [__]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

     [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01.   Regulation FD Disclosure.

    On December 4, 2012, Tootsie Roll Industries, Inc. (the "Company") issued a press release (the "release") announcing its regular quarterly cash dividend of $.08 per share payable to shareholders of record as of December 17, 2012 and will be paid on December 28, 2012. The Company's Board has also declared an additional special cash dividend of $.50 per share which will also be payable to shareholders of record as of December 17, 2012 and will be paid on December 28, 2012. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


    The information in the release and in this Item 7.01 is "furnished" and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

Item 9.01.  Financial Statements and Exhibits.

(c) The following exhibit is furnished with this report:

Exhibit 99.1 Press Release of Tootsie Roll Industries, Inc., dated December 4, 2012.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.


December 4, 2012                 TOOTSIE ROLL INDUSTRIES, INC.

                            By:  /S/G. HOWARD EMBER, JR.
                                 G. Howard Ember, Jr.
                                 Vice President Finance and
                                 Chief Financial Officer



EXHIBIT INDEX

Exhibit No.               Description

99.1   Press Release of Tootsie Roll Industries, Inc., dated December 4, 2012.